Exhibit 4.3

GENERAL MOTORS COMPANY

and

THE BANK OF NEW YORK MELLON,

as Trustee

EIGHTH SUPPLEMENTAL INDENTURE

Dated as of May 7, 2025

to

INDENTURE

Dated as of September 27, 2013

5.350% SENIOR NOTES DUE 2028

5.625% SENIOR NOTES DUE 2030

6.250% SENIOR NOTES DUE 2035

i

Section 6.04.	Separability Clause	13
Section 6.05.	Effect of Headings and Table of Contents	13
Section 6.06.	Counterparts	13
Section 6.07.	Electronic Communications	14
Section 6.08.	FATCA	14

EXHIBIT A-1	—	Form of 2028 Notes	A-1-1
EXHIBIT A-2	—	Form of 2030 Notes	A-2-1
EXHIBIT A-3	—	Form of 2035 Notes	A-3-1

ii

EIGHTH SUPPLEMENTAL INDENTURE, dated as of May 7, 2025 (this “Supplemental Indenture”), between General Motors Company, a corporation duly organized and existing under the laws of Delaware (herein called the “Company”), having its principal office at 300 Renaissance Center, Detroit, Michigan 48265-3000, and The Bank of New York Mellon, a New York banking corporation, as trustee (herein called the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company has executed and delivered the Indenture, dated as of September 27, 2013 (as supplemented prior to the date hereof, the “Original Indenture”), as amended and supplemented by the Seventh Supplemental Indenture, dated as of August 2, 2022 (the “Seventh Supplemental Indenture”, together with the Original Indenture, the “Base Indenture” and the Base Indenture, together with this Supplemental Indenture, the “Indenture”), to the Trustee, to provide for the issuance of the Company’s debt securities (the “Securities”), to be issued in one or more series;

WHEREAS, pursuant to the terms of the Base Indenture, the Company desires to provide for the establishment of three new series of its Securities under the Base Indenture to be known as its “5.350% Senior Notes due 2028” (the “2028 Notes”), “5.625% Senior Notes due 2030” (the “2030 Notes”) and “6.250% Senior Notes due 2035” (the “2035 Notes” and, together with the 2028 Notes and the 2030 Notes, the “Notes”), respectively, the form and substance and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this Supplemental Indenture;

WHEREAS, the Board of Directors of the Company by duly adopted resolutions has authorized, among other things, the issuance of the Notes and the execution and delivery of this Supplemental Indenture;

WHEREAS, this Supplemental Indenture is being entered into pursuant to the provisions of Section 901 of the Base Indenture;

WHEREAS, the Company hereby requests that the Trustee join with the Company in the execution and delivery of this Supplemental Indenture; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make the Notes, when executed and delivered by the Company and authenticated by the Trustee, the valid obligations of the Company, have been performed.

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Base Indenture, the forms and terms of the Notes, the Company covenants and agrees with the Trustee, as follows:

ARTICLE 1

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01. Definition of Terms. Unless the context otherwise requires:

(a) the terms defined in this Supplemental Indenture (except as herein otherwise expressly provided or unless the context of this Supplemental Indenture otherwise requires) for all purposes of this Supplemental Indenture and of any indenture supplemental hereto have the respective meanings specified in this Supplemental Indenture. All other terms used in this Supplemental Indenture that are defined in the Base Indenture, either directly or by reference therein (except as herein otherwise expressly provided or unless the context of this Supplemental Indenture otherwise requires), have the respective meanings assigned to such terms in the Base Indenture, as in force at the date of this Supplemental Indenture as originally executed; provided that any term that is defined in both the Base Indenture and this Supplemental Indenture shall have the meaning assigned to such term in this Supplemental Indenture;

(b) the singular includes the plural, and vice versa; and

(c) headings are for convenience of reference only and do not affect interpretation.

(d) The following definition shall be applicable in respect of all Notes for purposes of this Supplemental Indenture:

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions are authorized or obligated by law, regulation or executive order to close in the City of New York or the city in which the corporate trust office of the Trustee is located.

Section 1.02. Relationship with Base Indenture. The terms and provisions contained in the Base Indenture will constitute, and are hereby expressly made, a part of this Supplemental Indenture. However, to the extent any provision of the Base Indenture conflicts with the express provisions of this Supplemental Indenture, the provisions of this Supplemental Indenture will govern and be controlling (including for all purposes of Section 113 of the Base Indenture in respect of the Notes).

ARTICLE 2

TERMS AND CONDITIONS OF NOTES

Section 2.01. Designation and Principal Amount.

(a) There is hereby authorized and established a series of Securities under the Base Indenture, designated as the “5.350% Senior Notes due 2028,” which is initially limited in aggregate principal amount to $750,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other 2028 Notes pursuant to Section 304, 305, 306, 311, 906 or 1106 of the Base Indenture and except for any Notes which, pursuant to Section 303 of the Base Indenture, are deemed never to have been authenticated and delivered).

(b) There is hereby authorized and established a series of Securities under the Base Indenture, designated as the “5.625% Senior Notes due 2030,” which is initially limited in aggregate principal amount to $750,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other 2030 Notes pursuant to Section 304, 305, 306, 311, 906 or 1106 of the Base Indenture and except for any Notes which, pursuant to Section 303 of the Base Indenture, are deemed never to have been authenticated and delivered).

(c) There is hereby authorized and established a series of Securities under the Base Indenture, designated as the “6.250% Senior Notes due 2035,” which is initially limited in aggregate principal amount to $500,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other 2035 Notes pursuant to Section 304, 305, 306, 311, 906 or 1106 of the Base Indenture and except for any Notes which, pursuant to Section 303 of the Base Indenture, are deemed never to have been authenticated and delivered).

Section 2.02. Maturity.

(a) The Stated Maturity of principal of the 2028 Notes shall be April 15, 2028.

(b) The Stated Maturity of principal of the 2030 Notes shall be April 15, 2030.

(c) The Stated Maturity of principal of the 2035 Notes shall be April 15, 2035.

Section 2.03. Further Issues. The Company may at any time and from time to time, without the consent of the Holders of the 2028 Notes, the 2030 Notes or 2035 Notes, increase the principal amount of the 2028 Notes, the 2030 Notes or 2035 Notes that may be issued under the Indenture and issue additional 2028 Notes, 2030 Notes or 2035 Notes; provided that if the additional 2028 Notes, 2030 Notes or 2035 Notes are not fungible with the then-outstanding 2028 Notes, 2030 Notes or 2035 Notes for U.S. federal income tax purposes, respectively, the additional 2028 Notes, 2030 Notes or 2035 Notes shall have separate CUSIP numbers. Any such additional 2028 Notes, 2030 Notes or 2035 Notes shall have the same ranking, interest rate, maturity date and other terms as the 2028 Notes, 2030 Notes or 2035 Notes, respectively, but may be offered at a different offering price or have a different issue date, initial interest accrual date or initial interest payment date than such 2028 Notes, 2030 Notes or 2035 Notes, respectively. Any such additional 2028 Notes, 2030 Notes or 2035 Notes, together with the 2028 Notes, 2030 Notes or 2035 Notes herein provided for, shall each respectively constitute a single series of Securities under the Base Indenture.

Section 2.04. Payment. Principal of and interest on the Notes shall be payable in U.S. dollars in immediately available funds at the office or agency of the Company maintained for such purpose, which shall initially be at the Corporate Trust Office of the Trustee; provided, however, in the case of certificated Notes that payment of interest may be made at the option of the Company through the Paying Agent by check mailed to the

Holder at such address as shall appear in the Security Register at the close of business on the Regular Record Date for such Holder or by wire transfer to an account appropriately designated by the Holder to the Company and the Trustee; and provided, further, that the Company through the Paying Agent shall pay principal of and interest on the Notes in the form of Global Securities registered in the name of or held by The Depository Trust Company (“DTC”) or its nominee or such other Depositary as may from time to time be designated pursuant to the terms of the Indenture, or its respective nominee, by wire transfer in immediately available funds to such Depositary or its nominee, as the case may be, as the registered holder of such Notes in the form of Global Securities.

Section 2.05. Interest.

(a) The 2028 Notes shall bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from May 7, 2025 at the rate of 5.350% per annum, payable semi-annually in arrears. Interest payable on each Interest Payment Date shall include interest accrued from May 7, 2025, or from the most recent Interest Payment Date to which interest has been paid or duly provided for. The Interest Payment Dates on which such interest shall be payable are April 15 and October 15, commencing on October 15, 2025; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

(b) The 2030 Notes shall bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from May 7, 2025 at the rate of 5.625% per annum, payable semi-annually in arrears. Interest payable on each Interest Payment Date shall include interest accrued from May 7, 2025, or from the most recent Interest Payment Date to which interest has been paid or duly provided for. The Interest Payment Dates on which such interest shall be payable are April 15 and October 15, commencing on October 15, 2025; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

(c) The 2035 Notes shall bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from May 7, 2025 at the rate of 6.250% per annum, payable semi-annually in arrears. Interest payable on each Interest Payment Date shall include interest accrued from May 7, 2025, or from the most recent Interest Payment Date to which interest has been paid or duly provided for. The Interest Payment Dates on which such interest shall be payable are April 15 and October 15, commencing on October 15, 2025; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

Section 2.06. Authorized Denominations. Each of the 2028 Notes, the 2030 Notes and 2035 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 2.07. Redemption and Sinking Fund.

(a) The 2028 Notes shall not be redeemable at the option of the Company except as set forth in Section 2 of the 2028 Notes. The 2028 Notes shall not be redeemable at the option of the Holders. The 2028 Notes shall not be entitled to the benefit of any sinking fund.

(b) The 2030 Notes shall not be redeemable at the option of the Company except as set forth in Section 2 of the 2030 Notes. The 2030 Notes shall not be redeemable at the option of the Holders. The 2030 Notes shall not be entitled to the benefit of any sinking fund.

(c) The 2035 Notes shall not be redeemable at the option of the Company except as set forth in Section 2 of the 2035 Notes. The 2035 Notes shall not be redeemable at the option of the Holders. The 2035 Notes shall not be entitled to the benefit of any sinking fund.

Section 2.08. Ranking. Each of the 2028 Notes, 2030 Notes and 2035 Notes shall be senior unsecured debt securities of the Company, ranking equally with the Company’s other unsecured and unsubordinated indebtedness.

Section 2.09. Appointments. The Trustee shall be the initial Security Registrar and initial Paying Agent for each of the 2028 Notes, 2030 Notes and 2035 Notes.

Section 2.10. Waiver of Certain Covenants. Without in any way limiting the applicability of Section 1006 of the Base Indenture with respect to the Notes, the Company may, with respect to the 2028 Notes, 2030 Notes or 2035 Notes, also omit in a particular instance to comply with any term, provision or condition set forth in Article 3 of this Supplemental Indenture, if, before or after the time for such compliance, the Holders of not less than a majority in aggregate principal amount of the 2028 Notes, 2030 Notes or 2035 Notes, respectively, at the time Outstanding shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver becomes effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect. Nothing in this Section 2.10 shall affect the Company’s requirement to comply with Section 513 of the Base Indenture with respect to waivers of past defaults under the Base Indenture.

Section 2.11. Defeasance. The Company may elect, at its option at any time, pursuant to Section 402 of the Base Indenture, to have Section 403 or Section 404 in the Base Indenture, or both, apply to the 2028 Notes, 2030 Notes or 2035 Notes, respectively, or any principal amount thereof. Without in any way limiting the applicability of Section 404 of the Base Indenture with respect to the Notes, upon the Company’s exercise of its option to have Section 404 of the Base Indenture applied to all of the Outstanding 2028 Notes, 2030 Notes or 2035 Notes, (1) the Company shall also be deemed to be released from and may omit to comply with its obligations under the covenants contained in Article 3 of this Supplemental Indenture with respect to the 2028

Notes, 2030 Notes or 2035 Notes, respectively, and (2) the failure to comply with any such obligation, covenant, restriction, term or other provision shall not constitute (and shall be deemed not to be or result in) an Event of Default under Section 501(4) or Section 501(7) of the Base Indenture, in each case with respect to the 2028 Notes, 2030 Notes or 2035 Notes, respectively, on and after the date the conditions set forth in Section 405 of the Base Indenture are satisfied.

Section 2.12. Guarantees. None of the 2028 Notes, 2030 Notes or 2035 Notes shall be guaranteed by any Person.

ARTICLE 3

COVENANTS

Section 3.01. Additional Covenants. In addition to the covenants stated in Article Ten of the Base Indenture, the Notes will be subject to the covenants set forth in Sections 3.03 and 3.04 below. For the avoidance of doubt, the covenants set forth in Sections 3.03 and 3.04 below are solely for the benefit of the Holders of the 2028 Notes, 2030 Notes and 2035 Notes, and are not for the benefit of, or applicable to, any other debt securities issued under the Base Indenture or any other supplemental indenture.

Section 3.02. Definitions. The following definitions shall be applicable to Sections 3.03 and 3.04 below:

“Attributable Debt” means, at the time of determination as to any lease, the present value (discounted at the actual rate, if stated, or, if no rate is stated, the implicit rate of interest of such lease transaction as determined by the Company’s Chairman, President or any Vice Chairman, the Company’s Chief Financial Officer, any Vice President, the Company’s Treasurer or any Assistant Treasurer), calculated using the interval of scheduled rental payments under such lease, of the obligation of the lessee for net rental payments during the remaining term of such lease (excluding any subsequent renewal or other extension options held by the lessee). The term “net rental payments” means, with respect to any lease for any period, the sum of the rental and other payments required to be paid in such period by the lessee thereunder, but not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates, indemnities or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, earnings or profits or of maintenance and repairs, insurance, taxes, assessments, water rates, indemnities or similar charges; provided, however, that, in the case of any lease which is terminable by the lessee upon the payment of a penalty in an amount which is less than the total discounted net rental payments required to be paid from the later of the first date upon which such lease may be so terminated and the date of the determination of net rental payments, “net rental payments” shall include the then current amount of such penalty from the later of such two dates, and shall exclude the rental payments relating to the remaining period of the lease commencing with the later of such two dates.

“Consolidated Tangible Assets” means, on the date of determination, total assets less goodwill and other intangible assets of the Company and its consolidated subsidiaries, in each case as set forth on the most recently available consolidated balance sheet of the Company and its subsidiaries in accordance with generally accepted accounting principles in the United States.

“Debt” means notes, bonds, debentures or other similar evidences of indebtedness for money borrowed.

“Manufacturing Subsidiary” means any Subsidiary (A) substantially all the property of which is located within the continental United States of America, (B) which owns a Principal Domestic Manufacturing Property and (C) in which the Company’s investment, direct or indirect and whether in the form of equity, debt, advances or otherwise, is in excess of $2,500,000,000 as shown on the consolidated books of the Company as of the end of the fiscal year immediately preceding the date of determination; provided, however, that “Manufacturing Subsidiary” shall not include any Subsidiary which is principally engaged in leasing or in financing installment receivables or otherwise providing financial or insurance services to the Company or others or which is principally engaged in financing the Company’s operations outside the continental United States of America.

“Mortgage” means any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

“Principal Domestic Manufacturing Property” means all real property located within the continental United States of America and constituting part of any manufacturing plant or facility owned and operated by the Company or any Manufacturing Subsidiary, together with such manufacturing plant or facility (including all plumbing, electrical, ventilating, heating, cooling, lighting and other utility systems, ducts and pipes attached to or constituting a part thereof, but excluding all trade fixtures (unless such trade fixtures are attached to the manufacturing plant or facility in a manner that does not permit removal therefrom without causing substantial damage thereto), business machinery, equipment, motorized vehicles, tools, supplies and materials, security systems, cameras, inventory and other personal property and materials), unless, in the opinion of the Board of Directors of the Company, such manufacturing plant or facility is not of material importance to the total business conducted by the Company and its consolidated affiliates as an entity.

“Subsidiary” means any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by the Company, or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

Section 3.03. Limitation on Liens. For the benefit of the Notes, the Company will not, nor will the Company permit any Manufacturing Subsidiary to, issue or assume any Debt secured by a Mortgage upon any Principal Domestic Manufacturing Property of the Company or any Manufacturing Subsidiary or upon any shares of stock or indebtedness of any Manufacturing Subsidiary (whether such Principal Domestic Manufacturing Property, shares of stock or indebtedness are now owned or hereafter acquired) without in any such case effectively providing concurrently with the issuance or assumption of any such Debt that the Notes (together with, if the Company shall so determine, any other indebtedness of the Company or such Manufacturing Subsidiary ranking equally with the Notes and then existing or thereafter created) shall be secured equally and ratably with such Debt, unless the aggregate amount of Debt issued or assumed and so secured by Mortgages, together with all other Debt of the Company and its Manufacturing Subsidiaries which (if originally issued or assumed at such time) would otherwise be subject to the foregoing restrictions, but not including Debt permitted to be secured under clauses (i) through (vii) of the immediately following paragraph, does not at the time exceed 15% of the Consolidated Tangible Assets of the Company.

The above restrictions shall not apply to Debt secured by:

(i) Mortgages on property, shares of stock or indebtedness of any corporation existing at the time such corporation becomes a Manufacturing Subsidiary;

(ii) Mortgages on property existing at the time of acquisition thereof or to secure the payment of all or any part of the purchase or construction price of property, or to secure Debt incurred for the purpose of financing all or part of the purchase or construction price of property or the cost of improvements on property, which Debt is incurred prior to, at the time of, or within 180 days after the later of such acquisition or completion of such improvements or construction or commencement of full operation of such property;

(iii) Mortgages securing Debt of a Manufacturing Subsidiary owing to the Company or to another Manufacturing Subsidiary;

(iv) Mortgages on property of a corporation existing at the time such corporation is merged or consolidated with the Company or a Manufacturing Subsidiary or at the time of a sale, lease or other disposition of the properties of a corporation as an entirety or substantially as an entirety to the Company or a Manufacturing Subsidiary;

(v) Mortgages in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price or the cost of construction or improvement of the property subject to such Mortgages (including, without limitation, Mortgages incurred in connection with pollution control, industrial revenue or similar financing);

(vi) Mortgages existing on May 7, 2025; or

(vii) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Mortgage referred to in the foregoing clauses (i) to (vi) or in this clause (vii); provided, however, that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the Mortgage so extended, renewed or replaced (plus improvements on such property).

Section 3.04. Limitation on Sales and Lease-Backs. For the benefit of the Notes, the Company will not, nor will the Company permit any Manufacturing Subsidiary to, enter into any arrangement with any person providing for the leasing by the Company or any Manufacturing Subsidiary of any Principal Domestic Manufacturing Property owned by the Company or any Manufacturing Subsidiary on May 7, 2025 (except for temporary leases for a term of not more than five years and except for leases between the Company and a Manufacturing Subsidiary or between Manufacturing Subsidiaries), which property has been or is to be sold or transferred by the Company or such Manufacturing Subsidiary to such person, unless either:

(i) the Company or such Manufacturing Subsidiary would be entitled, pursuant to the provisions of Section 3.03 above, to issue, assume, extend, renew or replace Debt secured by a Mortgage upon such property at least equal in amount to the Attributable Debt in respect of such arrangement without equally and ratably securing the Notes; provided, however, that from and after the date on which such arrangement becomes effective the Attributable Debt in respect of such arrangement shall be deemed for all purposes under Section 3.03 above and this Section 3.04 to be Debt subject to the provisions of Section 3.03 above (which provisions include the exceptions set forth in clauses (i) through (vii) of Section 3.03 above); or

(ii) the Company shall apply an amount in cash equal to the Attributable Debt in respect of such arrangement within 180 days of the effective date of any such arrangement to either (or a combination) of (i) the retirement (other than any mandatory retirement or by way of payment at maturity) of Debt of ours or any Manufacturing Subsidiary (other than Debt owned by the Company or any Manufacturing Subsidiary) which by its terms matures at or is extendible or renewable at the option of the obligor to a date more than twelve months after the date of the creation of such Debt, or (ii) the purchase, construction or development by the Company or a Manufacturing Subsidiary of other comparable property.

ARTICLE 4

FORM OF NOTES

Section 4.01. Form of Notes.

(a) The 2028 Notes and the Trustee’s certificate of authentication thereon shall be substantially in the form set forth in Exhibit A-1 hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Base Indenture and this Supplemental Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or Depositary therefor or as may, consistent herewith, be determined by the signatory authorized by the Company to execute such 2028 Notes, as evidenced by the execution thereof. All 2028 Notes shall be in fully registered form.

(b) The 2030 Notes and the Trustee’s certificate of authentication thereon shall be substantially in the form set forth in Exhibit A-2 hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Base Indenture and this Supplemental Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or Depositary therefor or as may, consistent herewith, be determined by the signatory authorized by the Company to execute such 2030 Notes, as evidenced by the execution thereof. All 2030 Notes shall be in fully registered form.

(c) The 2035 Notes and the Trustee’s certificate of authentication thereon shall be substantially in the form set forth in Exhibit A-3 hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Base Indenture and this Supplemental Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or Depositary therefor or as may, consistent herewith, be determined by the signatory authorized by the Company to execute such 2035 Notes, as evidenced by the execution thereof. All 2035 Notes shall be in fully registered form.

Section 4.02. Global Securities. Upon their original issuance, the 2028 Notes, 2030 Notes and 2035 Notes shall each be issued in the form of one or more permanent global notes in definitive, fully registered form without interest coupons (the “Global Securities”) and shall constitute “Global Securities” under the Base Indenture. Each such Global Security shall be duly executed by the Company, shall be authenticated and delivered by the Trustee and shall be initially registered in the name of Cede & Co. as nominee for the Depositary. DTC shall be the initial Depositary for the 2028 Notes, 2030 Notes and 2035 Notes upon their original issuance. Beneficial interests in the Global Securities will be shown on, and transfers will only be made through, the records maintained by the Depositary, its members or its direct or indirect participants, including Euroclear and Clearstream (collectively, the “Agent Members”). The Agent Members shall have no rights under the Base Indenture or the Supplemental Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Securities. The Depositary or its nominee may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Securities for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary (or its nominee), or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

(a) (i) Transfers of Global Securities shall be limited to transfer in whole, but not in part, to the Depositary, its successors or their respective nominees, except as provided in the Base Indenture. Interests of beneficial owners in the Global Securities may be transferred or exchanged in the name of any Person other than the Depositary or its nominee only in accordance with the applicable rules and procedures of the Depositary and the applicable provisions of Section 311 of the Base Indenture. Global Securities also may be exchanged or replaced, in whole or in part, as provided in Sections 304 and 306 of the Base Indenture. A Global Security may not be exchanged for another Note other than as provided in this Section 4.02(b) or the Base Indenture.

(ii) At such time as all beneficial interests in a particular Global Security have been exchanged for Notes that are issued, under the circumstances permitted under the Base Indenture and this Supplemental Indenture, in the name of a Person other than the Depositary or its nominee (a “Definitive Security”) or a particular Global Security has been redeemed, repurchased or cancelled in whole and not in part, each such Global Security shall be returned to or retained and cancelled by the Trustee in accordance with Section 309 of the Base Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Security is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security of the same series or for Definitive Securities, or is being surrendered by the Company for cancellation after redemption, repurchase or other acquisition by the Company, the principal amount of Notes represented by such Global Security shall be reduced accordingly and an endorsement shall be made on such Global Security by the Security Registrar or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security of the same series, such other Global Security shall be increased accordingly and an endorsement shall be made on such other Global Security by the Security Registrar or by the Depositary at the direction of the Trustee to reflect such increase.

(b) Each Note certificate evidencing the Global Securities shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

“UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.”

ARTICLE 5

ORIGINAL ISSUE OF NOTES

Section 5.01. Original Issue of Notes.

(a) The 2028 Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver such 2028 Notes as in such Company Order provided.

(b) The 2030 Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver such 2030 Notes as in such Company Order provided.

(c) The 2035 Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver such 2035 Notes as in such Company Order provided.

ARTICLE 6

MISCELLANEOUS

Section 6.01. Ratification of Base Indenture. The Base Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided; provided, however, that the provisions of this Supplemental Indenture shall apply solely with respect to the Notes and not to any other series of Securities issued under the Base Indenture.

Section 6.02. Trustee Not Responsible for Recitals. The recitals herein contained are made solely by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity, sufficiency or adequacy of this Supplemental Indenture.

Section 6.03. Governing Law. This Supplemental Indenture and the Notes shall be governed by and construed in accordance with the law of the State of New York in the United States. EACH OF THE COMPANY, THE TRUSTEE AND EACH HOLDER OF THE NOTES BY ITS ACCEPTANCE THEREOF, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 6.04. Separability Clause. In case any provision in the Base Indenture, this Supplemental Indenture or in the Notes is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.05. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 6.06. Counterparts. This Supplemental Indenture or any document to be signed in connection with this Supplemental Indenture may be executed in any number of counterparts by manual or electronic signature, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Supplemental Indenture and of signature pages by electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

The words “execution,” “delivered,” “signature,” “authenticated,” and words of like import in or relating to this Supplemental Indenture or any document to be signed in connection with this Supplemental Indenture shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

Section 6.07. Electronic Communications.The Trustee shall have the right to accept and act upon instructions (“Instructions”), given pursuant to the Base Indenture and delivered by the Company using Electronic Means (as defined below); provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. The Company agrees: (i) to assume all risks arising out of the use by the Company of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee upon learning of any compromise or unauthorized use of the security procedures.

For the purposes of this Section 6.07 “Electronic Means” shall mean the following communications methods: e-mail, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

Section 6.08. FATCA. In order to assist the Trustee with its compliance with Section 1471 through 1474 of the U. S. Internal Revenue Code and the rules and regulations thereunder (as in effect from time to time, collectively, the “Applicable Law”) the Company agrees (i) if reasonably requested by the Trustee to provide to the Trustee information as the Company may have in its possession about holders or other applicable parties and/or transactions (including any modification to the terms of such transactions) so the Trustee can determine whether it has tax related obligations under Applicable Law and (ii) that the Trustee shall be entitled to make any withholding or deduction from payments under the Indenture to the extent necessary to comply with Applicable Law.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Supplemental Indenture to be duly executed as of the date first above written.

GENERAL MOTORS COMPANY

By:	/s/ Andrew Beck
Name: Andrew Beck
Title: Assistant Treasurer

[Company Signature Page to Eighth Supplemental Indenture]

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Stacey B. Poindexter
Name: Stacey B. Poindexter
Title: Vice President

[Trustee Signature Page to Eighth Supplemental Indenture]

EXHIBIT A-1

[FORM OF 5.350% SENIOR NOTE DUE 2028]

[Global Security Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

A-1-1

GENERAL MOTORS COMPANY

5.350% Senior Notes due 2028

CUSIP No.: 37045V BC3

ISIN No.: US37045VBC37

No. [ ]	$[ ]

GENERAL MOTORS COMPANY, a corporation duly organized and existing under the laws of Delaware (the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[ ] ([ ] DOLLARS)[, as revised by the Schedule of Increases and Decreases attached hereto,]1 on April 15, 2028, and to pay interest thereon from May 7, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 of each year, commencing on October 15, 2025, at the rate of 5.350% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Reference is hereby made to the further provisions of the Notes set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual, facsimile or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[1]	To be included in Global Securities.

A-1-2

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated:

GENERAL MOTORS COMPANY

By:
Name: Andrew Beck
Title: Assistant Treasurer

A-1-3

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

A-1-4

[REVERSE OF NOTE]

1. This Note is one of a duly authorized issue of Securities of the Company (the “Notes”), issued and to be issued in one or more series under the Indenture, dated as of September 27, 2013 (as supplemented prior to the date hereof, the “Original Indenture”), as amended and supplemented by the Seventh Supplemental Indenture, dated as of August 2, 2022 (the “Seventh Supplemental Indenture” and, together with the Original Indenture, the “Base Indenture”) and the Eighth Supplemental Indenture relating to the Notes dated as of May 7, 2025 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $750,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series.

All terms which are used but not defined in this Note and which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

2. Prior to March 15, 2028 (the “Par Call Date”), the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (i)(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed, discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points less (b) interest accrued to the date of redemption, and (ii) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

Unless the Company defaults in the payment of the applicable redemption price, on and after the applicable redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

A-1-5

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made by the Trustee by lot. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

The provisions of Article Eleven of the Base Indenture shall apply to any redemption of the Notes.

For purposes of this Section 2, the following terms shall have the following specified meanings:

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

A-1-6

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

3. The Company shall not consolidate with or merge with or into, or convey, transfer or lease all or substantially all of its properties and assets to any Person, unless the provisions of Article Eight of the Base Indenture are complied with.

4. The Base Indenture permits, with certain exceptions as therein provided, the amendment of the Indenture and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture and the Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding. The Base Indenture and the Supplemental Indenture also contain provisions (including the provisions in Section 1006 of the Base Indenture and Section 2.10 of the Supplemental Indenture) permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and the Notes and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of Notes shall be conclusive and binding upon such Holders and upon all future Holders of the Notes and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

5. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.

A-1-7

As provided in and subject to the provisions of the Indenture, the Holders of the Notes shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder or hereunder, unless certain conditions set forth in the Indenture are met. The foregoing shall not apply to any suit instituted by the Holder of the Notes for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

6. The Base Indenture and the Supplemental Indenture contain provisions for defeasance at any time of the entire indebtedness of the Notes or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.

7. As provided in the Indenture and subject to certain limitations set forth in the Indenture (including the limitations in Section 311 of the Base Indenture), the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

[This Note is a Global Security and is subject to the provisions of the Base Indenture and the Supplemental Indenture relating to Global Securities, including the limitations in Section 311 of the Base Indenture on transfers and exchanges of Global Securities.]1

8. This Note and the Indenture shall be governed by and construed in accordance with the law of the State of New York in the United States.

[1]	To be included in Global Securities.

A-1-8

SCHEDULE OF INCREASES OR DECREASES1

The following increases and decreases in this Global Security have been made:

Date	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Registrar

[1]	To be included in Global Securities.

A-1-9

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint     agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:

Date:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee	Signature of Signature Guarantee

A-1-10

EXHIBIT A-2

[FORM OF 5.625% SENIOR NOTE DUE 2030]

[Global Security Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

A-2-1

GENERAL MOTORS COMPANY

5.625% Senior Notes due 2030

CUSIP No.: 37045V BA7

ISIN No.: US37045VBA70

No. [ ]	$[ ]

GENERAL MOTORS COMPANY, a corporation duly organized and existing under the laws of Delaware (the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[ ] ([ ] DOLLARS)[, as revised by the Schedule of Increases and Decreases attached hereto,]1 on April 15, 2030, and to pay interest thereon from May 7, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 of each year, commencing on October 15, 2025, at the rate of 5.625% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Reference is hereby made to the further provisions of the Notes set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual, facsimile or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[1]	To be included in Global Securities.

A-2-2

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated:

GENERAL MOTORS COMPANY

By:
Name: Andrew Beck
Title: Assistant Treasurer

A-2-3

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

A-2-4

[REVERSE OF NOTE]

1. This Note is one of a duly authorized issue of Securities of the Company (the “Notes”), issued and to be issued in one or more series under the Indenture, dated as of September 27, 2013 (as supplemented prior to the date hereof, the “Original Indenture”), as amended and supplemented by the Seventh Supplemental Indenture, dated as of August 2, 2022 (the “Seventh Supplemental Indenture” and, together with the Original Indenture, the “Base Indenture”) and the Eighth Supplemental Indenture relating to the Notes dated as of May 7, 2025 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $750,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series.

All terms which are used but not defined in this Note and which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

2. Prior to March 15, 2030 (the “Par Call Date”), the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (i)(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed, discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points less (b) interest accrued to the date of redemption, and (ii) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

Unless the Company defaults in the payment of the applicable redemption price, on and after the applicable redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

A-2-5

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made by the Trustee by lot. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

The provisions of Article Eleven of the Base Indenture shall apply to any redemption of the Notes.

For purposes of this Section 2, the following terms shall have the following specified meanings:

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

A-2-6

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

3. The Company shall not consolidate with or merge with or into, or convey, transfer or lease all or substantially all of its properties and assets to any Person, unless the provisions of Article Eight of the Base Indenture are complied with.

4. The Base Indenture permits, with certain exceptions as therein provided, the amendment of the Indenture and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture and the Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding. The Base Indenture and the Supplemental Indenture also contain provisions (including the provisions in Section 1006 of the Base Indenture and Section 2.10 of the Supplemental Indenture) permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and the Notes and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of Notes shall be conclusive and binding upon such Holders and upon all future Holders of the Notes and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

5. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.

A-2-7

As provided in and subject to the provisions of the Indenture, the Holders of the Notes shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder or hereunder, unless certain conditions set forth in the Indenture are met. The foregoing shall not apply to any suit instituted by the Holder of the Notes for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

6. The Base Indenture and the Supplemental Indenture contain provisions for defeasance at any time of the entire indebtedness of the Notes or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.

7. As provided in the Indenture and subject to certain limitations set forth in the Indenture (including the limitations in Section 311 of the Base Indenture), the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

[This Note is a Global Security and is subject to the provisions of the Base Indenture and the Supplemental Indenture relating to Global Securities, including the limitations in Section 311 of the Base Indenture on transfers and exchanges of Global Securities.]1

8. This Note and the Indenture shall be governed by and construed in accordance with the law of the State of New York in the United States.

[1]	To be included in Global Securities.

A-2-8

SCHEDULE OF INCREASES OR DECREASES1

The following increases and decreases in this Global Security have been made:

Date	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Registrar

[1]	To be included in Global Securities.

A-2-9

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint     agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:

Date:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee	Signature of Signature Guarantee

A-2-10

EXHIBIT A-3

[FORM OF 6.250% SENIOR NOTE DUE 2035]

[Global Security Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

A-3-1

GENERAL MOTORS COMPANY

6.250% Senior Notes due 2035

CUSIP No.: 37045V BB5

ISIN No.: US37045VBB53

No. [ ]	$[ ]

GENERAL MOTORS COMPANY, a corporation duly organized and existing under the laws of Delaware (the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[ ] ([ ] DOLLARS)[, as revised by the Schedule of Increases and Decreases attached hereto,]1 on April 15, 2035, and to pay interest thereon from May 7, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 of each year, commencing on October 15, 2025, at the rate of 6.250% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Reference is hereby made to the further provisions of the Notes set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual, facsimile or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[1]	To be included in Global Securities.

A-3-2

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated:

GENERAL MOTORS COMPANY

By:
Name: Andrew Beck
Title: Assistant Treasurer

A-3-3

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

A-3-4

[REVERSE OF NOTE]

1. This Note is one of a duly authorized issue of Securities of the Company (the “Notes”), issued and to be issued in one or more series under the Indenture, dated as of September 27, 2013 (as supplemented prior to the date hereof, the “Original Indenture”), as amended and supplemented by the Seventh Supplemental Indenture, dated as of August 2, 2022 (the “Seventh Supplemental Indenture” and, together with the Original Indenture, the “Base Indenture”) and the Eighth Supplemental Indenture relating to the Notes dated as of May 7, 2025 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $500,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series.

All terms which are used but not defined in this Note and which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

2. Prior to January 15, 2035 (the “Par Call Date”), the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (i)(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed, discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points less (b) interest accrued to the date of redemption, and (ii) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

Unless the Company defaults in the payment of the applicable redemption price, on and after the applicable redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

A-3-5

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made by the Trustee by lot. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

The provisions of Article Eleven of the Base Indenture shall apply to any redemption of the Notes.

For purposes of this Section 2, the following terms shall have the following specified meanings:

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

A-3-6

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

3. The Company shall not consolidate with or merge with or into, or convey, transfer or lease all or substantially all of its properties and assets to any Person, unless the provisions of Article Eight of the Base Indenture are complied with.

4. The Base Indenture permits, with certain exceptions as therein provided, the amendment of the Indenture and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture and the Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding. The Base Indenture and the Supplemental Indenture also contain provisions (including the provisions in Section 1006 of the Base Indenture and Section 2.10 of the Supplemental Indenture) permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and the Notes and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of Notes shall be conclusive and binding upon such Holders and upon all future Holders of the Notes and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

5. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.

A-3-7

As provided in and subject to the provisions of the Indenture, the Holders of the Notes shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder or hereunder, unless certain conditions set forth in the Indenture are met. The foregoing shall not apply to any suit instituted by the Holder of the Notes for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

6. The Base Indenture and the Supplemental Indenture contain provisions for defeasance at any time of the entire indebtedness of the Notes or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.

7. As provided in the Indenture and subject to certain limitations set forth in the Indenture (including the limitations in Section 311 of the Base Indenture), the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

[This Note is a Global Security and is subject to the provisions of the Base Indenture and the Supplemental Indenture relating to Global Securities, including the limitations in Section 311 of the Base Indenture on transfers and exchanges of Global Securities.]1

8. This Note and the Indenture shall be governed by and construed in accordance with the law of the State of New York in the United States.

[1]	To be included in Global Securities.

A-3-8

SCHEDULE OF INCREASES OR DECREASES1

The following increases and decreases in this Global Security have been made:

Date	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Registrar

[1]	To be included in Global Securities.

A-3-9

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint     agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:

Date:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee	Signature of Signature Guarantee

A-3-10